Exhibit 99.1

Everbridge Appoints Finastra CEO Simon Paris to its Board of Directors

Board appointment reflects Everbridge’s rapid growth and investment in Europe as company further expands its critical event management and population warning solutions globally

Burlington, Mass. – February 5, 2020 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management (CEM), today announced the appointment of Simon Paris to the Everbridge Board of Directors. Paris serves as CEO of London-based Finastra, a leading global Fintech provider of financial solutions and one of the largest software companies in Europe.

“As CEO of one of the largest Fintech software organizations and a recognized strategic thought leader, Simon’s expertise and insight will be a strong addition to our Board,” said Jaime Ellertson, Executive Chairman of the Everbridge Board of Directors. “Simon’s experience driving digital transformation coupled with his broad international experience will be invaluable to Everbridge as we expand enterprise adoption for our CEM platform globally.”

Everbridge currently supports hundreds of businesses and governments across Europe and internationally as evidenced by the signing of one of the leading online brokers in Germany, one of France’s largest banks, a major manufacturer in Mexico and a Fortune 100 financial leader – all in the most recently reported quarter. Additionally, Everbridge now serves 9 of the 10 largest global consulting firms, the three largest banks in Southeast Asia, and a majority of the Global Systemically Important Financial Institutions (G-SiFi). Everbridge Public Warning also serves more European countries than any other population alerting solution, with deployments in Greece, Iceland, the Netherlands and Sweden, and recent international wins in Australia, Peru and Singapore.

“I look forward to collaborating with the Everbridge leadership team as the company builds on the success of its global solutions for helping businesses manage enterprise risk, ensure operational resiliency and protect employees,” said Paris. “The extent of Everbridge’s critical event management capabilities, including its Public Warning countrywide population alerting system, are unmatched in this increasingly turbulent world.”

As CEO of Finastra, Paris oversees a company with ~$1.9 billion in revenue, ~9,000 employees and over 8,000 customers, including 90 of the top 100 banks globally.

He previously held the role of President, Industry Cloud, at SAP, served as a senior consultant with McKinsey & Company, and was named in Bank Innovation’s ‘Innovators to Watch’ list for 2018. Paris chairs the World Trade Board and speaks regularly at large-scale events including the annual World Trade Symposium, Paris FinTech Forum and The Milken Asia Summit.

About Everbridge

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order to keep people safe and businesses running. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events including IT outages, cyber-attacks or other incidents such as product recalls or supply-chain interruptions, over 4,800 global customers rely on the company’s Critical Event Management Platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes through the secure delivery to over 100 different communication devices, and track progress on executing response plans. The company’s platform sent over 3.5 billion messages in 2019 and offers the ability to reach over 500 million people in more than 200 countries and territories, including the entire mobile populations on a country-wide scale in Australia, Greece, Iceland, the Netherlands, Peru, Singapore, Sweden, and a number of the largest states in India. The company’s critical communications and enterprise safety applications include Mass Notification, Incident Management, Safety Connection™, IT Alerting, Visual Command Center®, Public Warning, Crisis Management, Community Engagement™ and Secure Messaging. Everbridge serves 8 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, 47 of the 50 busiest North American airports, 9 of the 10 largest global consulting firms, 7 of the 10 largest global auto makers, all 4 of the largest global accounting firms, 9 of the 10 largest U.S.-based health care providers, and 6 of the 10 largest technology companies in the world. Everbridge is based in Boston and Los Angeles with additional offices in Lansing, San Francisco, Beijing, Bangalore, Kolkata, London, Munich, Oslo, Singapore, Stockholm and Tilburg. For more information, visit www.everbridge.com, read the company blog, and follow on LinkedIn, Twitter, and Facebook.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and anticipated impact on financial results. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Media Contact:

Jeff Young

Everbridge

jeff.young@everbridge.com

781-859-4116

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